                                                                   Exhibit 99

FOR IMMEDIATE RELEASE:


           CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS FOR THE YEAR

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced that CNB had consolidated net income of $2.4 million, or $5.34 per share for the year ended December 31, 2005, as compared to $2.3 million or $5.12 per share for the year ended December 31, 2004.

     CNB, with total assets at December 31, 2005 of $259.0 million, has two full service offices in Berkeley Springs, West Virginia with ATMs at the both locations. The Bank also has three full service branch offices and ATMs in Berkeley County, West Virginia. Our Berkeley County office locations are in Hedgesville, south Martinsburg, and our newest branch in Falling Waters, West Virginia. The Bank also has a full service branch office and ATM located in Hancock, Maryland.

         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2006 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                             - financials follow -

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                           DECEMBER 31, 2005 AND 2004

                                                                  2005                    2004
                                                              -------------           -------------
ASSETS
  Cash and due from banks                                     $  10,085,252           $  10,047,939
  Federal funds sold                                                 38,000                  91,000
  Securities available for sale
     (at approximate market value)                               55,194,216              59,740,291
  Federal Home Loan Bank stock, at cost                           1,669,900               1,169,800
  Federal Reserve Bank stock, at cost                               138,650                 129,650
  Loans and leases receivable, net                              180,207,390             154,919,582
  Accrued interest receivable                                     1,230,777               1,042,573
  Premises and equipment, net                                     6,601,463               6,044,446
  Deferred income taxes                                           1,159,595                 512,224
  Cash surrender value of life insurance                          1,279,690               1,168,922
  Intangible assets                                                 620,593                 738,057
  Other assets                                                      727,896               1,393,582
                                                              -------------           -------------

         TOTAL ASSETS                                         $ 258,953,422           $ 236,998,066
                                                              =============           =============


                LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
  Deposits:
        Demand                                                $  42,669,886           $  36,965,406
        Interest-bearing demand                                  54,900,737              48,055,089
        Savings                                                  32,342,957              31,981,754
        Time, $100,000 and over                                  30,659,767              34,265,305
        Other time                                               58,715,079              56,460,984
                                                              -------------           -------------
                                                              $ 219,288,426           $ 207,728,538
  Accrued interest payable                                          611,512                 543,551
  FHLB borrowings                                                17,800,000               8,600,000
  Securities sold under repurchase agreement                           --                   216,909
  Accrued expenses and other liabilities                          2,245,443               1,760,328
                                                              -------------           -------------

         TOTAL LIABILITIES                                    $ 239,945,381           $ 218,849,326
                                                              -------------           -------------

SHAREHOLDERS' EQUITY
  Common stock, $1 par value; 5,000,000  shares
       authorized; 458,048 shares outstanding                 $     458,048           $     458,048
  Capital surplus                                                 4,163,592               3,863,592
  Retained earnings                                              15,658,134              14,172,144
  Accumulated other comprehensive income                         (1,271,733)               (345,044)
                                                              -------------           -------------

         TOTAL SHAREHOLDERS' EQUITY                           $  19,008,041           $  18,148,740
                                                              -------------           -------------

         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 258,953,422           $ 236,998,066
                                                              =============           =============


The Notes to Consolidated Financial Statements are an integral part of these statements.

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                                               2005                   2004                  2003
                                                           ------------           ------------          ------------
INTEREST INCOME
   Interest and fees on loans                              $ 11,110,517           $  9,839,122          $  9,605,998
   Interest and dividends on securities:
      U.S. Government agencies and
         corporations                                         1,489,230              1,191,842             1,306,566
      Mortgage backed securities                                358,302                357,734               545,307
      State and political subdivisions                          417,242                273,249                72,512
      Other                                                      40,212                 19,718                22,116
   Interest on federal funds sold                                 4,785                 33,817                16,676
                                                           ------------           ------------          ------------
                                                           $ 13,420,288           $ 11,715,482          $ 11,569,175
                                                           ------------           ------------          ------------
INTEREST EXPENSE
   Interest on interest bearing demand,
     savings and time deposits                             $  3,551,774           $  3,154,811          $  4,142,283
   Interest on federal  funds purchased                            --                     --                     825
   Interest on FHLB borrowings                                  298,287                 14,622                 9,100
                                                           ------------           ------------          ------------
                                                           $  3,850,061           $  3,169,433          $  4,152,208
                                                           ------------           ------------          ------------

           NET INTEREST INCOME                             $  9,570,227           $  8,546,049          $  7,416,967

PROVISION FOR LOAN LOSSES                                       352,000                393,000               312,000
                                                           ------------           ------------          ------------

           NET INTEREST INCOME AFTER
               PROVISION FOR LOAN LOSSES                   $  9,218,227           $  8,153,049          $  7,104,967
                                                           ------------           ------------          ------------

NONINTEREST INCOME
   Service charges on deposit accounts                     $  1,227,521           $  1,177,252          $    989,244
   Other service charges, commissions
      and fees                                                  565,999                434,649               366,004
   Insurance income                                             142,523                135,068               115,883
   Other operating income                                        59,224                 54,306                63,547
   Net gain (loss) on sale of securities                        (16,165)               135,546               141,450
   Income from title company                                     27,924                 35,207                54,550
   Gain (loss) on sale of other real estate owned                  --                     --                  (2,674)
                                                           ------------           ------------          ------------
                                                           $  2,007,026           $  1,972,028          $  1,728,004
                                                           ------------           ------------          ------------
NONINTEREST EXPENSES
   Salaries                                                $  3,061,375           $  2,708,253          $  2,338,063
   Employee benefits                                          1,092,788                930,597               855,183
   Occupancy of premises                                        436,247                377,322               300,728
   Furniture and equipment expense                              891,768                790,932               646,528
   Other operating expenses                                   2,059,080              1,982,363             1,866,176
                                                           ------------           ------------          ------------
                                                           $  7,541,258           $  6,789,467          $  6,006,678
                                                           ------------           ------------          ------------

            INCOME BEFORE INCOME TAXES                     $  3,683,995           $  3,335,610          $  2,826,293

PROVISION FOR INCOME TAXES                                    1,238,416                991,917             1,083,453
                                                           ------------           ------------          ------------

            NET INCOME                                     $  2,445,579           $  2,343,693          $  1,742,840
                                                           ============           ============          ============

BASIC EARNINGS PER SHARE                                   $       5.34           $       5.12          $       3.80
                                                           ============           ============          ============

The Notes to Consolidated Financial Statements are an integral part of these statements.